                                                                  EXHIBIT 99.13

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached July Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to July Monthly Operating Report

                                                      Summary Of Bank And Investment Accounts                          Attachment 1
                                                          The Delta Queen Steamboat Co.
Summary                                                      Case No: 01-10970 (JCA)                                      UNAUDITED
The Delta Queen Steamboat Co.                                For Month Of July, 2002

                                                               Balances
                                                    --------------------------------  Receipts &        Bank
                                                       Opening            Closing     Disbursements     Statements       Account
Account                                             As Of 7/01/02      As Of 7/31/02  Included          Included         Reconciled
-------                                             -------------      -------------  --------          --------         ----------
Delta Queen Controlled Disb                              2,206.93           2,550.22  Yes               Yes              Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                                 99,999.95          95,667.64  Yes               Yes              Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                                     32,274.89          24,143.85  Yes               No - Not         Yes
Hibernia                                                                                                Concentration
Account # - 812-395-289                                                                                 Account

The Delta Queen Steamboat Co.                                0.00               0.00  No -              No -             No -
LaSalle - Wealth Management                                                           Account           Account          Account
Account # - TNE-043290                                                                Closed            Closed           Closed

The Delta Queen Steamboat Co.                                0.00               0.00  No -              No -             No -
AmSouth                                                                               Account           Account          Account
Account # - 19356307                                                                  Closed            Closed           Closed

Delta Queen                                                  0.00               0.00  No -              No -             No -
LaSalle                                                                               Account           Account          Account
Account # - 5800155771                                                                Closed            Closed           Closed

DQ Credit Card                                               0.00               0.00  Yes               No - Not         Yes
Bank One                                                                                                Concentration
Account # - 552-0110062868                                                                              Account

DQ Master Cash                                               0.00               0.00  No -              No -             No -
Bank One                                                                              Account           Account          Account
Account # - 552-0110256700                                                            Closed            Closed           Closed

The Delta Queen Steamboat Co                           221,037.14          18,846.89  Yes               No - Not         Yes
Receipts                                                                                                Concentration
Hibernia                                                                                                Account
Account # - 882-390-047

The Delta Queen Steamboat Co                                 0.00               0.00  No -              No -             No -
Receipts                                                                              Account           Account          Account
LaSalle                                                                               Closed            Closed           Closed
Account # - 5800155839

The Delta Queen Steamboat Co                                 0.00              80.78  Yes               No - Not         Yes
Escrow Account                                                                                          Concentration
LaSalle                                                                                                 Account
Account # - 62-8930-70-3

The Delta Queen Steamboat Co                           750,000.00         750,851.78  Yes               No - Not         Yes
Escrow Account - DQ/DN IDCC                                                                             Concentration
LaSalle                                                                                                 Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                           250,000.00         250,283.93  Yes               No - Not         Yes
Escrow Account - DQ/DN - Seller Proration                                                               Concentration
LaSalle                                                                                                 Account
Account # - 62-9003-42-7

The Delta Queen Steamboat Co                                 0.00      32,038,490.60  Yes               No - Not         Yes
LaSalle - Investment Account                                                                            Concentration
03-9042-30-4                                                                                            Account

                                                       Receipts & Disbursements                             Attachment 2-1
                                                     The Delta Queen Steamboat Co.
R&D - Hibernia                                         Case No: 01-10970 (JCA)                              UNAUDITED
DQ Controlled Disb                                            Hibernia
                                                       Controlled Disbursements
                                                        Account # - 542027373
                                                        1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                           2,206.93

Receipts
                                         137,246.07       From The Delta Queen Steam Boat Co. -
                                                            Hibernia - DQSC Master Cash - Account (812-395-335)

                                  ------------------
                                         137,246.07       Total Receipts

Disbursements

                                          12,130.16       Crew Maintenance & Medical
                                             408.45       FedEx
                                                          Lay-Up
                                           1,872.57       Office - Chicago
                                                          Office - Honolulu
                                             170.12       Office - NOLA
                                           2,678.53       Office - Weston
                                          29,181.67       Payroll Benefits
                                                          Crew Replacement Check
                                          48,133.90       Professional Fees
                                           2,278.94       SG&A - Finance
                                                          SG&A - Hotel Ops
                                                          SG&A - HR
                                                          SG&A - IT
                                                          SG&A - Marine Ops
                                                          SG&A - Sales & Marketing
                                                          Start-Up - MQ
                                              25.00       Taxes & Tax Services
                                           1,117.14       Vessel Ops - MQ (Pre-May 7)
                                           2,290.56       Other Vessel Expense - Legal
                                           6,606.57       Other Vessel Expense - Tie-Up
                                           1,500.00       Bank Svce Fee
                                         21,250.00        Trustee Fee
                                  ------------------

                                         129,643.61       Total Disbursements (* See Footnote)

Closing Balance - 31 July 02
                                           2,550.22

           * $7,259.17 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

                                                      Receipts & Disbursements                                   Attachment 2-2
                                                    The Delta Queen Steamboat Co.
R&D - Hibernia                                        Case No: 01-10970 (JCA)                                    UNAUDITED
DQ Master Cash                                             Hibernia
                                                        DQ Master Cash
                                                   Account # - 812-395-335
                                                    1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                      99,999.95

Receipts

                                     900,000.00       From American Classic Voyages Co - Credit Suisse
                                                        Asset Management - Account (247003452)

                                    -----------
                                     900,000.00       Total Receipts

Disbursements
                                    (137,246.07)      To The Delta Queen Steam Boat Co. -
                                                        Hibernia - DQSC Contr. Disb. - Account (542027373)
                                    (162,358.52)      Professional Fees - Latham & Watkins
                                    (245,707.49)      Insurance Payments
                                        (185.75)      Hibernia National Bank - Fees
                                     (50,000.00)      To The Delta Queen Steam Boat Co Payroll Acct (812395289) - Hibernia -
                                    (178,627.17)      Professional Fees - Chanin
                                     (21,742.15)      Professional Fees Walsh,Monzack & Policano
                                    (106,732.80)      Professional Fees - Hahn & Hessen

                                    -----------
                                    (902,599.95)      Total Disbursements (* See Footnote)

Closing Balance - 31 July  02
                                      95,667.64

           * $1,732.36 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

                                                        Receipts & Disbursements                             Attachment 2-3
                                                      The Delta Queen Steamboat Co.
R&D - Hibernia                                           Case No: 01-10970 (JCA)                             UNAUDITED
DQ Payroll                                                     Hibernia
                                                              DQ Payroll
                                                        Account # - 812-395-289
                                                         1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                        32,274.89

Receipts
                                        50,000.00      From The Delta Queen Steam Boat Co. -
                                                         Hibernia - DQSC Master Cash - Account (812-395-335)
                                       100,000.00      From DQSC Receipt Account - Hibernia -
                                                          Account (882390047)

                                      -----------
                                       150,000.00      Total Receipts

Disbursements

                                      (155,484.56)     Payroll - Wires & Checks

                                      -----------
                                      (155,484.56)     Total Disbursements (* See Footnote)

Closing Balance - 31 July 02
                                        24,143.85

           * $2,646.48 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

                                                       Receipts & Disbursements                            Attachment 2-4
                                                    The Delta Queen Steamboat Co.
R&D - BankOne                                          Case No: 01-10970 (JCA)                            UNAUDITED
DQ Credit Cards                                              Bank One
                                                      Delta Queen Credit Cards
                                                     Account # - 552-0110062868
                                                       1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                            0.00

Receipts

                                            0.00

                                            ----
                                            0.00      Total Receipts

Disbursements

                                            0.00

                                            ----
                                            0.00

Closing Balance - 31 July 02
                                            0.00

                                                     Receipts & Disbursements                          Attachment 2-5
                                                  The Delta Queen Steamboat Co.
R&D - Hibernia                                       Case No: 01-10970 (JCA)                           UNAUDITED
DQSC Receipts                                             Hibernia
                                                         DQSC Receipts
                                                    Account # - 882-390-047
                                                     1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                   221,037.14

Receipts

                                  -----------
                                         0.00       Total Receipts

Disbursements

                                  (100,000.00)      Disbursements to Hibernia Delta Queen Payroll Acct
                                                    (Acct # 812-395-289)
                                      (100.00)      Paymentech Chargeback
                                    (6,077.58)      Paymentech fees

                                  -----------
                                  (106,177.58)      Total Disbursements      *( See Footnote)

Closing Balance - 31 July 02
                                    18,846.89

          * $96,012.67 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

                                                         Receipts & Disbursements                           Attachment 2-6
                                                      The Delta Queen Steamboat Co.
R&D - LaSalle                                            Case No: 01-10970 (JCA)                           UNAUDITED
DQSC Escrow                                                    LaSalle
                                                             DQSC Escrow
                                                        Account # - 62-8930-70-3
                                                         1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                             0.00

Receipts

                                            80.78       Interest Income

                                            -----
                                            80.78       Total Receipts

Disbursements

                                            -----
                                             0.00       Total Disbursements

Closing Balance - 31 July 02
                                            80.78

                                                     Receipts & Disbursements                            Attachment 2-7
                                                  The Delta Queen Steamboat Co.
R&D - LaSalle                                        Case No: 01-10970 (JCA)                            UNAUDITED
DQ-DN IDCC Escrow                                          LaSalle
                                                       DQ-DN IDCC Escrow
                                                    Account # - 62-9003-40-1
                                                     1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                   750,000.00

Receipts
                                       851.78       Interest Income

                                   ----------
                                       851.78       Total Receipts

Disbursements

                                   ----------
                                         0.00       Total Disbursements

Closing Balance - 31 July 02
                                   750,851.78

                                                     Receipts & Disbursements                            Attachment 2-8
                                                  The Delta Queen Steamboat Co.
R&D - LaSalle                                        Case No: 01-10970 (JCA)                            UNAUDITED
DQ-DN Seller Proration Escrow                              LaSalle
                                                  DQ-DN Seller Proration Escrow
                                                     Account # - 62-9003-42-7
                                                      1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                   250,000.00

Receipts
                                       283.93       Interest Income

                                   ----------
                                       283.93       Total Receipts

Disbursements

                                   ----------
                                         0.00       Total Disbursements

Closing Balance - 31 July 02
                                   250,283.93

                                                      Receipts & Disbursements                           Attachment 2-7
                                                   The Delta Queen Steamboat Co.
R&D - LaSalle                                         Case No: 01-10970 (JCA)                           UNAUDITED
Investment                                         LaSalle - Investment Account

                                                      Account # - 03-9042-30-4
                                                       1 July 02 - 31 July 02

Opening Balance - 1 July 02
                                           0.00

Receipts
                                  32,038,490.60      From American Classic Voyages -
                                                     Credit Suisse Investment Acct (#247003452)

                                  -------------
                                  32,038,490.60      Total Receipts

Disbursements

                                  -------------
                                           0.00      Total Disbursements

Closing Balance - 31 July 02
                                  32,038,490.60

AMCV US SET OF BOOKS                                 Date: 14-AUG-02 16:54:58
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: JUL-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                        PTD-Actual
                                        31-Jul-02
                                       -----------
Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                       -----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                              0.00
                                       -----------
Total Operating Expenses                      0.00

                                       -----------
Gross Profit                                  0.00

SG&A Expenses
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                       -----------
Total SG&A Expenses                           0.00

                                       -----------
EBITDA                                        0.00

Depreciation                                  0.00

                                       -----------
Operating Income                              0.00

Other Expense/(Income)
Interest Income                               0.00
Equity in Earnings for Sub              (71,551.78)
Reorganization expenses                  (1,740.11)
                                       -----------
Total Other Expense/(Income)             69,811.67

                                       -----------
Net Pretax Income/(Loss)                (69,811.67)

Income Tax Expense                            0.00

                                       -----------
Net Income/(Loss)                       (69,811.67)
                                       ===========

AMCV US SET OF BOOKS                                  Date: 14-AUG-02 17:03:57
BALANCE SHEET - ATTACHMENT 5                          Page:   1
Current Period: JUL-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                           YTD-Actual             YTD-Actual
                                            31-Jul-02             22-Oct-02
                                         --------------        --------------
ASSETS

Cash and Equivalent                       32,144,036.06          2,494,983.63

Restricted Cash                            1,001,135.71                  0.00

Accounts Receivable                          379,081.11                  0.00

Inventories                                        0.00            840,779.06

Prepaid Expenses                                   0.00             13,147.33

Other Current Assets                               0.00                  0.00

                                         --------------        --------------
Total Current Assets                      33,524,252.88          3,348,910.02


Fixed Assets                                       0.00          8,202,345.75

Accumulated Depreciation                           0.00         (5,195,800.16)

                                         --------------        --------------
Net Fixed Assets                                   0.00          3,006,545.59


Net Goodwill                                       0.00                  0.00

Intercompany Due To/From                   9,243,223.09         37,437,552.28

Net Deferred Financing Fees                        0.00              5,434.15

Net Investment in Subsidiaries           (83,386,714.55)        33,999,708.26

                                         --------------        --------------
Total Other Assets                       (74,143,491.46)        71,442,694.69

                                         --------------        --------------
Total Assets                             (40,619,238.58)        77,798,150.30
                                         ==============        ==============

AMCV US SET OF BOOKS                                   Date: 14-AUG-02 17:03:57
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUL-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                           YTD-Actual            YTD-Actual
                                           31-Jul-02             22-Oct-02
                                         --------------        --------------
LIABILITIES

Accounts Payable                                   0.00                  0.00

Accrued Liabilities                        1,364,157.65                  0.00

Deposits                                           0.00                  0.00

                                         --------------        --------------
Total Current Liabilities                  1,364,157.65                  0.00

Long Term Debt                                     0.00                  0.00

Other Long Term Liabilities                9,993,779.93          9,993,779.93

                                         --------------        --------------
Total Liabilities                         11,357,937.58          9,993,779.93

Liabilities Subject to Compromise            577,835.68            577,835.68

OWNER'S EQUITY

Common Stock                                   1,000.00              1,000.00

Add'l Paid In Capital                     33,564,332.71         33,564,332.71

Current Net Income (Loss)                (118,910,540.03)       (2,866,520.92)

Retained Earnings                         32,790,195.48         36,527,722.90

                                         --------------        --------------
Total Owner's Equity                     (52,555,011.84)        67,226,534.69

                                         --------------        --------------
Total Liabilities & Equity               (40,619,238.58)        77,798,150.30
                                         ==============        ==============

The Delta Queen Steamboat Co.                                      ATTACHMENT 6                                      01-10970 (JCA)
                                                     Summary List of Due To/Due From Accounts
                                                        For the Month Ended July 31, 2002

                                                                BEGINNING                                             ENDING
AFFILIATE NAME                                 CASE NUMBER       BALANCE             DEBITS        CREDITS           BALANCE
American Classic Voyages Co.                   01-10954       (6,235,723.33)        31,052.89               --    (6,204,670.44)
AMCV Cruise Operations, Inc.                   01-10967      133,076,321.40        876,882.27    32,950,004.26   101,003,199.41
Great AQ Steamboat, L.L.C                      01-10960      (38,925,728.55)        17,375.93               --   (38,908,352.62)
Great Pacific NW Cruise Line, L.L.C            01-10977       (8,418,523.91)         8,333.33         1,454.50    (8,411,645.08)
Great River Cruise Line, L.L.C                 01-10963      (10,542,163.90)         8,333.34           468.65   (10,534,299.21)
Great Ocean Cruise Line, L.L.C                 01-10959      (17,670,609.52)         8,666.71         6,127.52   (17,668,070.33)
Cruise America Travel, Incorporated            01-10966          256,503.82                --               --       256,503.82
Delta Queen Coastal Voyages, L.L.C             01-10964         (911,198.96)               --               --      (911,198.96)
Cape Cod Light, L.L.C                          01-10962       (1,404,059.37)               --               --    (1,404,059.37)
Cape May Light, L.L.C                          01-10961       (8,431,118.53)               --               --    (8,431,118.53)
Project America, Inc.                          N/A            (2,934,348.03)               --               --    (2,934,348.03)
Oceanic Ship Co.                               N/A              (136,810.43)               --               --      (136,810.43)
Project America Ship I, Inc.                   N/A               255,723.41                --               --       255,723.41
Project America Ship II, Inc.                  N/A              (142,646.25)               --               --      (142,646.25)
Ocean Development Co.                          01-10972        2,214,633.49                --               --     2,214,633.49
Great Hawaiian Cruise Line, Inc.               01-10975           (7,057.02)               --               --        (7,057.02)
Great Hawaiian Properties Corporation          01-10971        1,247,073.77                --               --     1,247,073.77
American Hawaii Properties Corporation         01-10976           43,550.29                --               --        43,550.29
Great Independence Ship Co.                    01-10969          (83,084.83)               --               --       (83,084.83)
CAT II, Inc.                                   01-10968             (100.00)               --               --          (100.00)
                                                               -----------------------------------------------------------------
                                                               41,250,633.55        950,644.47    32,958,054.93     9,243,223.09
                                                               =================================================================

THE DELTA QUEEN STEAMBOAT COMPANY                        CASE #: 01-10970 (JCA)

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

DETAIL:                                      0-30 DAYS           31-60 DAYS         61-90 DAYS        91+ DAYS        TOTAL

Paymentech Credit Card Processor                                                                                             0.00
American Express Credit Card Processor                                                                                       0.00
Discover Credit Card Processor                                                                                               0.00
Diners Credit Card Processor                                                                                                 0.00
Travel Agents                                                                                                                0.00
Delaware North Companies                         9,818.54         113,300.81         255,961.76                        379,081.11

                                          ---------------     --------------     --------------    -------------   --------------
Total                                            9,818.54         113,300.81         255,961.76             0.00       379,081.11
                                          ===============     ==============     ==============    =============   ==============

                                                                 ATTACHMENT # 7

                       The Delta Queen Steamboat Company
                                 01-10970 (JCA)

                            Accounts Payable Detail
                              As of July 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JULY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JULY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Accounts receivable represent monies due from the Purchaser subject to final calculation of all closing adjustments to be completed within 60 to 90 days of the closing date, May 31, 2002.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.